UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2025, VSee Health, Inc. (the “Company”) and a single institutional and accredited investor (the “Purchaser”) entered into a securities purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell to the Purchaser an aggregate of 9,836,065 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), or pre-funded warrants exercisable for $0.0001 per share in lieu thereof (“Pre-Funded Warrants”), and accompanying common warrants to purchase up to 19,672,130 shares of Common Stock (the “Warrants”) in a private placement (the “Offering”), for gross proceeds of approximately $6 million, before deducting the placement agent’s fees and other estimated offering expenses. The purchase price per Share (or Pre-Funded Warrant) and the accompanying Warrants is $0.61.

The Warrants will be exercisable immediately following receipt of stockholder approval for the issuance of the Warrants and the shares of Common Stock underlying the Warrants (the “Warrant Shares,” and such approval, “Stockholder Approval”) and have an exercise price of $0.61 per share, subject to adjustment for customary events such as stock splits and fundamental transactions. The Warrants will expire five years from their initial exercise date. At any time following the initial exercise date of the Warrants, the Warrants can be exercised on a cashless basis if there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares. The Company has agreed to file a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares, the shares of Common Stock underling the Pre-Funded Warrants (the “Pre-Funded Warrant Shares), and the Warrant Shares within 20 calendar days following the closing (the “Closing”) of the offering contemplated by the Purchase Agreement (the “Offering”) and to use commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within 60 days following the Closing.

The Purchase Agreement also prohibits the Company from, for 90 days following the date the Registration Statement has been declared effective: (a) issuing, entering any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or any Common Stock Equivalents (as defined in the Purchase Agreement) or filing any registration statement other than the Registration Statement contemplated by the Purchase Agreement, or (b) the Company or its Subsidiaries (as defined in the Purchase Agreement) effecting or entering into any agreement to effect the issuance any shares of Common Stock or any Common Stock equivalents involving a Variable Rate Transaction (as defined in the Purchase Agreement). In addition, the Company is required to hold a meeting of stockholders on or prior to the date that is 90 days following the date of Closing to obtain Stockholder Approval, with the recommendation of the board of directors of the Company that such proposals are approved; if the Company does not obtain Stockholder Approval at the first meeting, the Company is required to call a meeting every 90 days thereafter seeking Stockholder Approval until Stockholder Approval is received or the Warrants are no longer outstanding.

The Company currently intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Closing of the Offering is expected to occur on or about December 1, 2025, subject to the satisfaction of customary closing conditions.

A.G.P./Alliance Global Partners (the “Placement Agent”) is acting as the placement agent for the Offering. Pursuant to a placement agent agreement (the “Placement Agent Agreement”) between the Placement Agent and the Company, dated November 25, 2025, the Company agreed to pay the Placement Agent a cash fee equal to 7% of the aggregate gross proceeds raised in the Offering, and to reimburse the Placement Agent for certain reasonable, documented, and accountable expenses, including legal fees, of $50,000 in the aggregate, and non-accountable expenses of $10,000.

In connection with the Closing, each executive officer and director of the Company has agreed to enter into a lock-up agreement with the Placement Agent pursuant to which, from the date of the Closing until 90 days following the date the Registration Statement has been declared effective, such executive officer or director will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by such executive officer or director, subject to customary exceptions, or make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing.

A copy of the form of the Pre-Funded Warrant, the form of the Warrant, the form of the Purchase Agreement, and the Placement Agent Agreement are attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the form of the Pre-Funded Warrant, the form of the Warrant, the form of the Purchase Agreement, and the Placement Agent Agreement are subject to, and qualified in their entirety by, such documents.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Offering, the issuance of the Shares, the issuance of the Pre-Funded Warrants, the issuance of the Warrants, and the issuance of the Pre-Funded Warrant Shares and the Warrant Shares is hereby incorporated by reference into this Item 3.02. The Company will issue the Shares, the Pre-Funded Warrants, the Warrants, the Pre-Funded Warrant Shares and the Warrant Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, and Regulation D promulgated thereunder.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Warrant
10.1†	Form of Securities Purchase Agreement, dated as of November 25, 2025, by and between the Company and the Purchasers signatory thereto.
10.2	Placement Agent Agreement, dated as of November 25, 2025, by and between the Company and the Placement Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2025	VSEE HEALTH, INC.

	By:	/s/ Milton Chen
	Name:	Milton Chen
	Title:	Co-Chief Executive Officer

3